SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                DECEMBER 10, 2001
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                                 NEWSEARCH, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                         Commission File No. 000-30303

          COLORADO                                              84-1522846
 ---------------------------                               --------------------
(State or other jurisdiction                              (IRS Employer
     of incorporation)                                    Identification Number)

                        7706 East Napa Place, Denver Co          80237
                    --------------------------------------      --------
                   (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (303) 771-0064


              2950 East Flamingo Road, Suite G, Las Vegas, NV 89121
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                 NEWSEARCH, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

                      ------------------------------------

Item 4. Changes in Registrant's Certifying Accountant

     On November 21, 2001, Newsearch,Inc. received notice from its independent accountants, G. Brad Beckstead, of his resignation from engagement as the companies independent public accountant.

     In connection with the accountants report on the financial statements for either of the past two fiscal years, they contained no adverse opinion, no disclaimer of opinion were not qualified or modified as to uncertainty, audit scope or accounting principles.

Item 7. Financial Statements and Exhibits

Exhibit A. Resignation letter from G.Brad Beckstead.

Exhibit B. Accountants agreement letter.

                                                                       Exhibit A


G. Brad Beckstead
Certified Public Accountant

                                                         330 E. Warm Springs Rd.
                                                         Las Vegas, NV 89119
                                                         702.257.1984     tel.
                                                         702.362.0540     fax




November 21, 2001


Board of Directors
Newsearch, Inc.
Las Vegas, NV


Gentlemen/Madams:

     This letter is formal notification of my resignation as Newsearch, Inc.'s Independent Certified Public Accountant.



Sincerely,

/s/ G. Brad Beckstead
-----------------------------
G. Brad Beckstead, CPA

                                                                       Exhibit B


G. Brad Beckstead
Certified Public Accountant


                                                         330 E. Warm Springs Rd.
                                                         Las Vegas, NV 89119
                                                         702.257.1984 tel.
                                                         702.362.0540 fax






January 10. 2002



Securities and Exchange Commission
Washington, D.C. 20549



Ladies and Gentlemen:

     I was previously principal accountant for Newsearch. Inc. (the "Company") and reported on the financial statements of the Company for the war ended December 31, 2000. Effective November 21. 2001. I resigned as principal accountant. I have read the Company's statements included under Item 4 of its Form 8-K/A dated December 10. 2001 and I agree with such statements.


Sincerely,

/s/ G. Brad Beckstead
------------------------------
G. Brad Beckstead

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Thereunto duly authorized,

Dated: December 27, 2001                    Newsearch, Inc.

                                            By:  /s/  Irwin Krushansky
                                               --------------------------------
                                                      Irwin Krushansky
                                                      President


Contact: Irwin Krushansky
Phone: (303) 771-0064